UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2005

SYMANTEC CORPORATION

(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of
incorporation)

000-17781 (Commission File Number)	77-0181864 (IRS Employer Identification No.)

20330 Stevens Creek Blvd., Cupertino, CA (Address of principal executive offices)	95014 (Zip code)

(408) 517-8000
(The Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01: AMENDMENT OF MATERIAL DEFINITIVE AGREEMENT

     On June 15, 2005, Symantec Corporation and Symantec Limited (together “Symantec”) and Digital River, Inc. (“Digital River”) entered into Amendment No. 11 (the “Amendment”) to the Amended and Restated Authorized Symantec Electronic Reseller for Shop Symantec Agreement (the “Agreement”). A copy of the Agreement has been previously filed as Exhibit 10.35 to Symantec’s annual report on Form 10-K filed on June 15, 2005. Digital River is an electronic reseller of certain Symantec products, and provides customer support and other services in connection with resales of Symantec products. The Amendment extends the term of the Agreement to July 1, 2008 and addresses pricing modifications and the addition, subject to the occurrence of specified conditions, of certain other software products.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2005	SYMANTEC CORPORATION
	By:	/s/ Arthur F. Courville
Arthur F. Courville
Senior Vice President, General Counsel and Secretary